UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported): November 1, 2005



                 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                             LIMITED PARTNERSHIP P-3
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       (Exact name of Registrant as specified in its Charter)

   Oklahoma             P-3:  0-18306           P-3:  73-1336573
----------------       ----------------      -------------------
(State or other         (Commission            (I.R.S. Employer
jurisdiction of           File No.)           Identification No.)
incorporation)



                Two West Second Street, Tulsa, Oklahoma 74103
       ----------------------------------------------------------------
             (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [     ] Written  communications  pursuant to Rule 425 under the Securities
              Act (17 CFR 230.425)
      [     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
              (17 CFR 240.14a-12)
      [     ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [     ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8:     OTHER EVENTS

         The limited partnership agreement (the "Agreement") for the Geodyne Institutional/Pension Energy Income Limited Partnership P-3 (the "Partnership") provides that the Partnership will automatically terminate and dissolve on December 31, 2005.

         The Agreement gives the General Partner an option to extend the term of the Partnership for up to five additional two year terms. The General Partner has elected to extend the Partnership's term until December 31, 2007.


ITEM 9:     EXHIBITS

20.1 Form of letter sent to the limited partners of the Geodyne Institutional/Pension Energy Income Limited Partnership P-3 on or about November 1, 2005


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-3

                                    By:   GEODYNE RESOURCES, INC.
                                          General Partner

                                        //s//Dennis R. Neill
                                    ----------------------------
                                    Dennis R. Neill
                                    President

DATE:  November 1, 2005


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